Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Communication Services - 46.2% (a)
Capcom Co. Ltd.	2,712	$69,198
CD Projekt SA	818	60,095
China Ruyi Holdings Ltd. (b)	177,709	49,151
Electronic Arts, Inc.	652	132,956
Embracer Group AB (b)	6,957	38,254
Hacksaw AB (b)	9,388	60,110
International Games System Co. Ltd.	2,662	60,565
Kingsoft Corp. Ltd.	13,981	53,921
Koei Tecmo Holdings Co. Ltd.	3,706	41,286
Konami Group Corp.	507	73,851
Krafton, Inc. (b)	331	58,409
Modern Times Group MTG AB - Class B (b)	3,806	44,757
NCSoft Corp.	345	56,206
NetEase, Inc. - ADR	1,320	170,056
Nexon Co. Ltd.	2,634	62,887
Nintendo Co. Ltd.	3,203	208,778
ROBLOX Corp. - Class A (b)	1,797	118,171
Square Enix Holdings Co. Ltd.	2,805	48,623
Take-Two Interactive Software, Inc. (b)	511	112,573
Tencent Holdings Ltd.	4,866	377,581
XD, Inc.	6,071	66,815
		1,964,243

Consumer Discretionary - 51.6% (a)
Aristocrat Leisure Ltd.	2,440	91,552
Bandai Namco Holdings, Inc.	2,842	73,878
Betsson AB	7,292	86,164
Better Collective AS (b)	3,685	44,209
DraftKings, Inc. (b)	10,889	299,556
Entain PLC	20,326	168,749
Evoke PLC (b)	166,366	56,732
Evolution AB (c)	5,020	328,117
Flutter Entertainment PLC (b)	1,727	285,214
GameStop Corp. (b)(d)	2,918	69,682
Genius Sports Ltd. (b)	11,830	102,921
Jumbo Interactive Ltd.	9,108	65,465
Kambi Group PLC (b)	3,798	50,455
Playtech PLC	23,986	97,428
PointsBet Holdings Ltd. (b)	40,170	26,171
Rank Group PLC	28,296	34,209
Rush Street Interactive, Inc. (b)	5,248	92,732
Sportradar Group AG (b)	6,230	112,825
Super Group SGHC Ltd.	11,168	105,761
		2,191,820

Information Technology - 2.2%
Micro-Star International Co. Ltd.	15,662	44,891
Unity Software, Inc. (b)	1,646	47,898
		92,789
TOTAL COMMON STOCKS (Cost $4,860,549)		4,248,852

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.5%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (e)	65,142	65,142
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $65,142)		65,142

TOTAL INVESTMENTS - 101.5% (Cost $4,925,691)		4,313,994
Liabilities in Excess of Other Assets - (1.5)%		(64,184)
TOTAL NET ASSETS - 100.0%		$4,249,810

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2026, the value of these securities total $328,117 or 7.7% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $66,195.
(e)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Pacer BlueStar Digital Entertainment ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$4,248,852	$–	$–	$4,248,852
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	65,142
Total Investments	$4,248,852	$–	$–	$4,313,994

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $65,142 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.